UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 13, 2015

PORTER BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)
Kentucky	001-33033	61-1142247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Eastpoint Parkway,
Louisville, Kentucky 40223
(Address of Principal Executive Offices, including Zip Code)

(502) 499-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2015, Mark F. Wheeler notified Porter Bancorp, Inc. that he was resigning as a director effective immediately to accept an executive leadership position with another financial institution.  Mr. Wheeler served as a director of Porter Bancorp since May 2014.

Item 9.01 Financial Statements and Exhibits

(a)       Not applicable.

(b)       Not applicable.

(c)       Not applicable.

(d)       None.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTER BANCORP, INC.

By:	/s/ John T. Taylor
John T. Taylor
President and
Chief Executive Officer

Dated:    March 13, 2015